Exhibit 10.16

INLAND REVENUE
AUTHORITY
OF SINGAPORE

Original

Certificate of Stamp Duty

Stamp Certificate Reference	:	033073-01LV1-1-652801520
Stamp Certificate Issued Date	:	31/01/2020

Applicant’s Reference	:	15/1092/100000242
Document Reference Number	:	2020011600165 ver. 1.0
Document Description	:	Novation of Lease Between Tenants
Date of Document	:	23/01/2020

Property	:	Please refer to Annexure 1 for complete list of properties

Lessor/Landlord	:	CHINA CLASSIC PTE LTD (UEN-LOCAL CO -199503375W)

New Tenant	:	GENIUS CENTRAL SINGAPORE PTE. LTD. (UEN-LOCAL CO - 201910580H)

Out-going Tenant	:	ENTREPRENEUR RESORTS PTE. LTD. (UEN-LOCAL CO - 201401290W)

Stamp Duty	:	S$ 2,214.00
Total Amount	:	S$ 2,214.00

To confirm if this Stamp Certificate is genuine, you may do an authenticity check at https://estamping.iras.gov.sg.

SXXXX694A - 31/01/2020	033073-01LV1-1-652801520
2020011600165
21f7118acbf4ddd3c15327908d715e31

INLAND REVENUE
AUTHORITY
OF SINGAPORE

Original

Certificate of Stamp Duty

Stamp Certificate Reference	:	033073-01LV1-1-652801520
Stamp Certificate Issued Date	:	31/01/2020

Applicant’s Reference	:	15/1092/100000242
Document Reference Number	:	2020011600165 ver. 1.0
Document Description	:	Novation of Lease Between Tenants
Date of Document	:	23/01/2020

Annexure 1

List of properties

1.	7 AMOY STREET #01-01, SINGAPORE 049949
2.	8 AMOY STREET #01-01, SINGAPORE 049950
3.	9 AMOY STREET #01-01, SINGAPORE 049951
4.	10 AMOY STREET #01-01, SINGAPORE 049952
5.	11 AMOY STREET #01-01, SINGAPORE 049953
6.	12 AMOY STREET #01-01, SINGAPORE 049954
7.	13 AMOY STREET #01-01, SINGAPORE 049955

To confirm if this Stamp Certificate is genuine, you may do an authenticity check at https://estamping.iras.gov.sg.

SXXXX694A - 31/01/2020	033073-01LV1-1-652801520
2020011600165
21f7118acbf4ddd3c15327908d715e31

ORIGINAL

DATED THIS 23 JAN 2020

Between

CHINA CLASSIC PTE LTD

(UEN: 199503375W)

...Landlord

And

ENTREPRENEUR RESORTS PTE. LTD.

(UEN: 201401290W)

...Original Tenant

And

GENIUS CENTRAL SINGAPORE PTE. LTD.

(UEN: 201910580H)

...Substituted

Tenant

NOVATION AGREEMENT

1092/100000218 (“Original Tenant”)

1092/100000242 (“Substituted Tenant”)

FESSHOP-7 to 13 AMOY 01-01

THIS NOVATION AGREEMENT is made on 23 JAN 2020 between:-

(1)	CHINA CLASSIC PTE LTD (UEN: 199503375W), a company incorporated in Singapore and having its registered office at 14 Scotts Road #06-00 Far East Plaza Singapore 228213 (the “Landlord”) of the first part;

(2)	ENTREPRENEUR RESORTS PTE. LTD. (UEN: 201401290W), a company incorporated in Singapore and having its registered office at 3 Temasek Avenue 18-15 Centennial Tower Singapore 039190 (the “Original Tenant”) of the second part; and

(3)	GENIUS CENTRAL SINGAPORE PTE. LTD. (UEN: 201910580H), a company incorporated in Singapore and having its registered office at 3 Temasek Avenue 18-15 Centennial Tower Singapore 039190 (the “Substituted Tenant”) of the third part.

WHEREAS:-

(A)	This Novation Agreement is supplemental to a Tenancy Agreement dated 27 June 2019 and any letters in relation to the tenancy of the Premises (collectively known as the “Tenancy Agreement”) made between the Landlord of the one part and the Original Tenant of the other part in respect of the premises known as:-

7 AMOY STREET 01-01 FAR EAST SQUARE SINGAPORE 049949,

8 AMOY STREET 01-01 FAR EAST SQUARE SINGAPORE 049950,

9 AMOY STREET 01-01 FAR EAST SQUARE SINGAPORE 049951,

10 AMOY STREET 01-01 FAR EAST SQUARE SINGAPORE 049952,

11 AMOY STREET 01-01 FAR EAST SQUARE SINGAPORE 049953,

12 AMOY STREET 01-01 FAR EAST SQUARE SINGAPORE 049954, and

13 AMOY STREET 01-01 FAR EAST SQUARE SINGAPORE 049955 (the “Premises”),

for the period from 1 October 2019 to 30 September 2022 (the “Term”).

(B)	The Original Tenant desires to be released and discharged from the Tenancy Agreement and the Landlord, at the request of the Original Tenant, has agreed to release and discharge the Original Tenant with effect from 1 February 2020 (the “Effective Date”), upon the Substituted Tenant undertaking to perform and observe the Tenancy Agreement and to be bound by its terms covenants and conditions in every way as if the Substituted Tenant has been named in the Tenancy Agreement as a party in place of the Original Tenant.

NOW IT IS HEREBY AGREED as follows:-

1	The Substituted Tenant undertakes to perform and observe the Tenancy Agreement and to be bound by its terms covenants and conditions therein in every way as if the Substituted Tenant were a party to the Tenancy Agreement in lieu of the Original Tenant.

2	The Landlord accepts the liability of the Substituted Tenant upon the Tenancy Agreement in lieu of the liability of the Original Tenant as from the Effective Date and agrees to be bound by the terms of the Tenancy Agreement in every way as if the Substituted Tenant were a party to the Tenancy Agreement in lieu of the Original Tenant (but without prejudice to any claims and demands whatsoever which the Landlord may have against the Original Tenant).

1092/100000218 (“Original Tenant”)

1092/100000242 (“Substituted Tenant”)

FESSHOP-7 to 13 AMOY 01-01

3	The Original Tenant hereby agrees and authorizes the Landlord, subject to any enforcement, deduction, set-off or forfeiture which the Landlord is entitled to under the Tenancy Agreement and the condition on the Tenant to submit to the Landlord all the Turnover Reports for each month of the Term and the statement of Gross Sales Turnover certified by an Independent Public Accountant (for the period from commencement of the Term to the Effective Date herein) under Clause 6 in the Percentage Rent Schedule of the Tenancy Agreement, to hold the Security Deposit amounting to Singapore Dollars Two Hundred Thousand and Seven Hundred and Cents Four Only (S$200,700.04) paid or the balance thereof pursuant to the provisions of the Tenancy Agreement for the account of the Substituted Tenant, and to refund without interest the Security Deposit paid or the said balance thereof to the Substituted Tenant upon the expiration or earlier determination of the Term in accordance with the provisions of the Tenancy Agreement and the Original Tenant shall from the Effective Date have no claim whatsoever against the Landlord in respect thereof. The Substituted Tenant shall pay any difference between the Security Deposit under the Tenancy Agreement and the balance thereof credited by the Landlord to the account of the Substituted Tenant as aforesaid, to the Landlord prior to the Effective Date. The refund of the Security Deposit without interest by the Landlord to the Substituted Tenant upon the expiration or earlier determination of the Term, subject to such deductions as the Landlord is entitled to make thereunder, shall be a full discharge of the Landlord's liability to the Original Tenant and the Substituted Tenant in respect of the Security Deposit.

4	(a)	The Original Tenant hereby agrees to pay: -

(i)	S$2,675.00 (inclusive of GST) being the non-refundable administration fee and shall issue a cheque in the name of “China classic Pte Ltd”. The Original Tenant shall also pay any arrears and accrued interest payment up till the Effective Date; and

(ii)	the stamp fee of S$2,214.00 for stamping this Novation Agreement and shall issue a cheque in the name of “Chuan Kee Management Services Pte Ltd”,

on or before the Effective Date.

(b)	The Substituted Tenant hereby agrees to pay a sum of S$53,687.29 (inclusive of GST) being the Fixed Rent for the period from 1 February 2020 to 29 February 2020 and shall issue a cheque in the name of “China Classic Pte Ltd” on or before the Effective Date.

5.	The Original Tenant shall ensure that the original copy of the Tenancy Agreement be delivered to the Substituted Tenant on or before the Effective Date.

6.	Neither the said release nor anything herein contained shall prejudice or affect the original reservation of Rent or the binding effect of the several stipulations on the Premises and the persons from time to time entitled thereto or the right of the Landlord to re-enter upon the Premises under the power of re-entry reserved to the Landlord under the Tenancy Agreement for no-payment of the Rent or breach or non observance of any of the said covenants conditions and stipulations.

7.	The Substituted Tenant hereby covenants with the Landlord as follows:-

(a)	To use the Premises solely as a RESTAURANT & BAR under the business name of “GENIUS CENTRAL, SINGAPORE”, operating in compliance with the Merchandising Plan and/or Menu set out in Annexure A and shall not deviate from such use without the prior written consent of the Landlord.

(b)	To pay the prevailing statutory Goods and Services Tax (“GST”) to be levied on such Rent and other charges reserved by the Tenancy Agreement and such terms and conditions herein contained on the days and in the manner therein provided and to observe and perform all the covenants conditions and stipulations therein contained and on the part of the Original Tenant to be performed and observed.

1092/100000218 (“Original Tenant”)

1092/100000242 (“Substituted Tenant”)

FESSHOP-7 to 13 AMOY 01-01

(c)	To take the Premises on “as is, where is” basis. Upon vacating the Premises, all fixtures, fittings and furniture etc including those taken over from the Original Tenant will be removed at the Substituted Tenant’s own cost and expense including making good all damages occasioned thereby and reinstating the Premises to its original good and tenantable condition as per the Specifications Schedule in the Tenancy Agreement.

(d)	The Service Charge and/or Advertising & Promotion Fee reserved under the Tenancy Agreement shall be revisable from time to time by the Landlord and the new rate shall be accepted by the Substituted Tenant as final and conclusive and paid by the Substituted Tenant upon notification in writing by the Landlord.

(e)	If the Rent or any other sums under the Tenancy Agreement or this Novation Agreement remains unpaid by the Substituted Tenant at the expiration of seven (7) days after becoming payable (whether formally demanded or not) interest at 1.5% per month at daily rests on any such unpaid amount shall accrue retrospectively from the first day of the respective month and shall be payable by the Substituted Tenant.

(f)	The Original Tenant’s covenants and conditions contained in the Tenancy Agreement shall continue in full force between the Substituted Tenant and the Landlord (except for clause 1.3 - “Fitting Out Period” which shall not be applicable. The Tenant shall also at its own costs comply with the provisions set out in Schedule 2 enclosed herein and it is hereby declared that henceforth the Tenancy Agreement shall be construed and take effect as though the same had been made between the Landlord and the Substituted Tenant as the sole Tenant.

(g)	All application for approval of renovation work to the Premises to the Building Authority shall be notified and approved by the Landlord and/or any Management Corporation (if any) in the first instance. In this respect, the Substituted Tenant must comply with all terms and conditions stipulated by the Landlord and/or the Management Corporation (if any).

(h)	All expenses incurred for any alterations and/or additions to the Premises shall be borne by the Substituted Tenant.

8.	All legal cost (including the Landlord’s solicitors’ legal costs and expenses on an indemnity basis) incurred in connection with any claim or legal proceedings which may be brought by the Landlord against the Original Tenant in connection with or arising out of the Tenancy Agreement, shall be borne by the Substituted Tenant.

9.	This Novation Agreement shall be governed by and construed in accordance with the laws of the Republic of Singapore and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore.

10.	Expressions which are not expressly defined herein shall have the meanings ascribed to them in the Tenancy Agreement.

11.	A person who is not a party to this Novation Agreement has no right under the Contracts (Right of Third Parties) Act (Chapter 53B) to enforce any term of this Novation Agreement.

1092/100000218 (“Original Tenant”)

1092/100000242 (“Substituted Tenant”)

FESSHOP-7 to 13 AMOY 01-01

IN WITNESS WHEREOF this Novation Agreement has been signed for and on behalf of the Landlord, the Original Tenant and the Substituted Tenant by their duly authorized representatives the day and year first above written.

SIGNED by	)
For and on behalf of	)
CHINA CLASSIC PTE LTD	)
(UEN: 199503375W))
by its authorised signatory	)
in the presence of:-)

/s/ MAVIS SEOW
Name: MAVIS SEOW
Designation: DIRECTOR
Company Stamp: CHINA CLASSIC PTE LTD
Company Registration No.: 199503375W

/s/ Kuah Kian Tat
Name of Witness:	Kuah Kian Tat
Identity Card / Passport No:	87325158C

SIGNED by	)
For and on behalf of	)
ENTREPRENEUR RESORTS PTE. LTD.	)
(UEN No.: 201401290W))
by its authorised signatory	)
in the presence of:-)

Name:	ROGER JAMES HAMILTON
Identity Card / Passport No:	86883456B
Designation:	CEO
Company Stamp:

/s/ [ILLEGIBLE]
Name of Witness:	[ILLEGIBLE]
Identity Card / Passport No:	[ILLEGIBLE]

SIGNED by	)
For and on behalf of	)
GENIUS CENTRAL SINGAPORE PTE. LTD,	)
(UEN No.: 201910580H))
by its authorised signatory	)
in the presence of:-)

Name:	ROGER JAMES HAMILTON
Identity Card / Passport No:	86883456B
Designation:	DIRECTOR
Company Stamp:

/s/ [ILLEGIBLE]
Name of Witness:	[ILLEGIBLE]
Identity Card / Passport No:	[ILLEGIBLE]

1092/100000218 (“Original Tenant”)

1092/100000242 (“Substituted Tenant”)

FESSHOP-7 to 13 AMOY 01-01

ANNEXURE A

MERCHANDISING PLAN

(to be filled in by tenant)

(Copy of Menu to be attached)

1.	State main types of goods sold and the percentage of floor space each type may occupy and/or type of services to be rendered including price points of goods/services (please indicate price range):

a)	Cafe	-	40%	-$5	to	$25
b)	Gastro Bar	-	50%	-$5	to	$35
c)	Events	-	10%	-$68	to	$2,000
d)		-%		-$		to $
e)		-%		-$		to $

2	Clientele:
	a) Tourists:	30%	Locals	70%

	b) Age Group		:	22-70

	c) Income Group:	mid-market	:	50%
		mid to upmarket	:	50%
		Upmarket	:
		Others	:

3	Sales Policies (eg. fixed prices, cash discounts, etc)

Fixed Prices for F&B. Discounts for Genius International Members. Bespoke for Events.

4	Seasonal Sales (if applicable)
	a) Period	:	NA
	b) Frequency	:	NA

5	Estimated Cost of Inventor/ to be maintained
$100,000 (Average 7 day stock)

6	Number and Description of Staff to be [ILLEGIBLE] a normal business hours.
5 Management + 12 Kitchen + 12 Service = 29

7	Estimated Cost of Fitting Out:
$1,000,000

8	Projected Sales Turnover per month for Premises:
Year 1 2020: $250,000, Year 2 2021: $350,000, Year 3 2022: $400,000

9	Projected Advertising and Promotion Budget/Expenditure per annum:

$50,000 per annum

10	Number/Location of Shops/Outlets (existing and opening), to state all:
Currently operating 3 F&B outlets in Bali and South Africa, and 2 resorts. This will be our ore location
In Singapore

1092/100000218 (“Original Tenant”)

1092/100000242 (“Substituted Tenant”)

FESSHOP-7 to 13 AMOY 01-01

SCHEDULE 2

VARIATIONS TO TENANCY

The terms of the Tenancy Agreement shall be amended as follows:-

1	The Business Operating Hours in Schedule 1 of the Tenancy Agreement shall be deleted and replaced with the following:-

“Business Operating Hours	:	Monday to Friday: 8.00am to 11.00pm
Saturday & Sunday: 10.00am to 10.00pm”